Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	May 31, 2013	May 31, 2012
Trade accounts receivable, allowances	$ 28,904	$ 26,507
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, authorized	50,000	50,000
Preferred stock, issued
Common stock, par value	$ 0.01	$ 0.01
Common stock, authorized	300,000	300,000
Common stock, issued	136,913	135,741
Common stock, outstanding	132,596	131,555